Other Income	12 Months Ended
Dec. 31, 2022
Other Income [Abstract]
OTHER INCOME

10 OTHER INCOME

	2022	2021	2020
	USD	USD	USD

Reversal of provisions of shared-based payment reserves (note 20)	2,214,795	-	-
Write off of payables and other provisions	563,841	20,563	1,101
Other non-operating income	46,738	20,856	59,396
	2,825,374	41,419	60,497

Pursuant to the business combination, the group has implemented a long term incentive plan whereby the shares of Anghami have been converted into shares in Anghami Inc. the value of those share has dropped significantly due to the share price drop of Anghami Inc. resulting in a write-back of the provisions taken in previous years amounting to USD 2,214,795.